FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):September 25, 1996


                  Bear Stearns Mortgage Securities Inc.
           Mortgage Pass-Through Certificates, Series 1995-1
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


1.A distribution was made to the Certificateholders of the Bear
Stearns Mortgage Securities Inc. Mortgage Pass-Through
Certificates, Series 1995-1, on September 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing
Agreement dated April 28, 1995, between and among Bear Stearns
Mortgage Securities Inc., as Seller, Bear Stearns Mortgage Capital Corporation, as Master Servicer, and State Street Bank and Trust
Company, as Trustee.






Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.17 September 25, 1996 - Information on Distribution to Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Date:  October 9, 1996                    By:  S\William J.Montgoris\
                                                 William J. Montgoris
                                                 Treasurer and Secretary






         BEAR STEARNS MPRTGAGE SECURITIES INC.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.               Description

(28.17)                             September 25, 1996 - Information on
                                    Distribution to Certificateholders